SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—As a result of the Merger, the consolidated financial statements are presented on two bases of accounting and are not necessarily comparable: January 1, 2011 through November 16, 2012 (the “Predecessor Period” or “Predecessor” as context requires) and November 17, 2012 through December 31, 2013 (the “Successor Period” or “Successor” as context requires), which relate to the period preceding the Merger and the period succeeding the Merger, respectively. The audited consolidated financial statements for the Predecessor Period are presented for APX Group, Inc. and its wholly-owned subsidiaries, including variable interest entities. The audited consolidated financial statements for the Successor Period reflect the Merger presenting the financial position and results of operations of APX Group Holdings, Inc. and its wholly-owned subsidiaries. The financial position and results of operations of the Successor are not comparable to the financial position and results of operations of the Predecessor due to the Merger and the basis of presentation of purchase accounting as compared to historical cost in accordance with Accounting Standards Codification (“ASC”) 805 Business Combinations.

The consolidated financial statements for the Predecessor and Successor include the financial position and results of operations of the following entities:

Successor	Predecessor
APX Group Holdings, Inc.	—
APX Group, Inc.	APX Group, Inc.
Vivint, Inc.	Vivint, Inc.
Vivint Canada, Inc.	Vivint Canada, Inc.
ARM Security, Inc.	ARM Security, Inc.
AP AL, LLC	AP AL, LLC
Vivint Purchasing, LLC	Vivint Purchasing, LLC
Vivint Servicing, LLC	Vivint Servicing, LLC
2GIG Technologies, Inc. (1)	2GIG Technologies, Inc.
2GIG Technologies Canada, Inc. (1)	2GIG Technologies Canada, Inc.
—	V Solar Holdings, Inc.
—	Vivint Solar, Inc.
313 Aviation, LLC	—
Vivint Wireless, Inc. (2)	—
Smartrove, Inc. (3)	—
Vivint New Zealand, Ltd. (2)	—
Vivint Australia Pty Ltd. (2)	—
Vivint Louisiana, LLC. (2)	—
Vivint Funding Holdings, LLC. (2)	—

(1)	The audited consolidated financial statements for the year ended December 31, 2013 include the results of 2GIG up through April 1, 2013, which was the date the Company completed the 2GIG Sale to Nortek (See Note 4).
(2)	Formed during the year ended December 31, 2013.
(3)	Acquired on May 29, 2013.

The Successor and Predecessor Period include substantially the same operating entities except that Vivint Solar, Inc. and its subsidiaries (“Solar”) is not included in the Successor Period since Solar is separately owned and is no longer a consolidated variable interest entity.

Principles of Consolidation—The accompanying Successor consolidated financial statements include the accounts of APX Group Holdings, Inc. and its subsidiaries, including 2GIG as a wholly-owned subsidiary through April 1, 2013. The accompanying Predecessor consolidated financial statements include APX Group, Inc. and its subsidiaries, and 2GIG and Solar, which were variable interest entities (or “VIE’s”) prior to the Merger (See Note 7). All significant intercompany balances and transactions have been eliminated in consolidation.

The financial information presented in the accompanying consolidated financial statements reflects the financial position and operating results of Smart Grid as discontinued operations (See Note 6).

Changes in Presentation of Comparative Financial Statements—Certain reclassifications, such as the presentation of deferred tax assets and deferred tax liabilities (See Note 12), have been made to our prior period consolidated financial information in order to conform with the current year presentation. These changes did not have a significant impact on the consolidated financial statements.

Revenue Recognition—The Company recognizes revenue principally on four types of transactions: (i) monitoring, which includes revenues for monitoring of the Company’s subscriber contracts and certain subscriber contracts that have been sold, (ii) activation fees on the Company’s contracts, which are amortized over the expected life of the customer, (iii) service and other sales, which includes services provided on contracts, contract fulfillment revenue, sales of products that are not part of the basic equipment package and revenue from 2GIG, and (iv) contract sales.

Monitoring services for the Company’s subscriber contracts are billed in advance, generally monthly, pursuant to the terms of subscriber contracts and recognized ratably over the service period. Revenue from monitoring contracts that have been sold is recognized monthly as services are provided based on rates negotiated as part of the contract sales. Costs of providing ongoing monitoring services are expensed in the period incurred.

Activation fees are generally charged to a customer when a new account is opened. This revenue is deferred and recognized using a 150% declining balance method over 12 years and converts to a straight-line methodology when the resulting revenue recognition is greater than that from the accelerated method for the remaining estimated life.

Service and other sales revenue is recognized as services are provided or when title to the products and equipment sold transfers to the customer. Contract fulfillment revenue, included in service and other sales, is recognized when payment is received from customers who cancel their contract in-term. Revenue from sales of products that are not part of the basic equipment package is recognized upon delivery of products.

Through the date of the 2GIG Sale, service and other sales revenue included net recurring services revenue, which was based on back-end services, provided by Alarm.com, for all panels sold to distributors and direct-sell dealers and subsequently placed in service in end-user locations. The Company received a fixed monthly amount from Alarm.com for each system installed with non-Vivint customers that used the Alarm.com platform.

Revenue from the sale of subscriber contracts is recognized when ownership of the contracts has transferred to the purchaser. Any unamortized deferred revenue and costs related to contract sales are recognized at the time of the sale.

Subscriber Contract Costs—A portion of the direct costs of acquiring new subscribers, primarily sales commissions, equipment, and installation costs, are deferred and recognized over a pattern that reflects the estimated life of the subscriber relationships. For both the Successor Period and Predecessor Period, the Company amortizes these costs using a 150% declining balance method over 12 years and converts to a straight-line methodology when the resulting amortization charge is greater than that from the accelerated method for the remaining estimated life. The Company evaluates subscriber account attrition on a periodic basis, utilizing observed attrition rates for the Company’s subscriber contracts and industry information and, when necessary, makes adjustments to the estimated subscriber relationship period and amortization method.

In conjunction with the Merger and in accordance with purchase accounting, the total purchase price was allocated to the Company’s net tangible and identifiable intangible assets based on their estimated fair values as of November 16, 2012 (See Note 3). The Company recorded the value of Subscriber Contract Costs on the date of the Transactions at fair value and classified it as an intangible asset, which is amortized over 10 years in a pattern that is consistent with the amount of revenue expected to be generated from the related subscriber contracts.

Cash and Cash Equivalents—Cash and cash equivalents consists of highly liquid investments with remaining maturities when purchased of three months or less.

Restricted Cash and Cash Equivalents—Restricted cash and cash equivalents is restricted for a specific purpose and cannot be included in the general cash account. At December 31, 2013 and 2012, the restricted cash and cash equivalents was held by a third-party trustee. At December 31, 2013, the current portion of restricted cash and cash equivalents was $14,375,000. Restricted cash equivalents consists of highly liquid investments with remaining maturities when purchased of three months or less.

Accounts Receivable—Accounts receivable consists primarily of amounts due from customers for recurring monthly monitoring services. The accounts receivable are recorded at invoiced amounts and are non-interest bearing. The gross amount of accounts receivable has been reduced by an allowance for doubtful accounts of $1,901,000 and $2,301,000 at December 31, 2013 and 2012, respectively. The Company estimates this allowance based on historical collection rates, subscriber attrition rates, and contractual obligations underlying the sale of the subscriber contracts to third parties. When the Company determines that there are accounts receivable that are uncollectible, they are charged off against the allowance for doubtful accounts. As of December 31, 2013 and 2012, no accounts receivable were classified as held for sale. Provision for doubtful accounts is included in general and administrative expenses in the accompanying consolidated statements of operations.

The changes in the Company’s allowance for accounts receivable were as follows for the years ended (in thousands):

	Successor		Predecessor
	Year ended December 31, 2013	Period from November 17, through December 31, 2012	Period from January 1, through November 16, 2012	Year ended December 31, 2011
Beginning balance	$2,301	$3,649	$1,903	$1,484
Provision for doubtful accounts	10,360	1,307	8,204	7,026
Write-offs and adjustments	(10,760)	(2,655)	(6,458)	(6,607)

Balance at end of period	$1,901	$2,301	$3,649	$1,903

Inventories—Inventories, which comprise home automation and security system equipment and parts, are stated at the lower of cost or market with cost determined under the first-in, first-out (FIFO) method. The Company records an allowance for excess and obsolete inventory based on anticipated obsolescence, usage and historical write-offs. The allowance for excess and obsolete inventory was $3,167,000 and $1,484,000, as of December 31, 2013 and 2012, respectively.

Long-lived Assets and Intangibles—Property and equipment are stated at cost and depreciated on the straight-line method over the estimated useful lives of the assets or the lease term, whichever is shorter. Intangible assets with definite lives are amortized over the remaining estimated economic life of the underlying technology or relationships, which ranges from 2 to 10 years. Amortization expense associated with leased assets is included with depreciation expense. Routine repairs and maintenance are charged to expense as incurred. Intangible assets are amortized on the straight-line method over the estimated useful life of the asset or in a pattern in which the economic benefits of the intangible asset are consumed. The Company periodically assesses potential impairment of its long-lived assets and intangibles and performs an impairment review whenever events or changes in circumstances indicate that the carrying value may not be recoverable. The Company has no intangible assets with indefinite useful lives.

Deferred Financing Costs—Costs incurred in connection with obtaining debt financing are deferred and amortized utilizing the straight-line method, which approximates the effective-interest method, over the life of the related financing. If such financing is paid off or replaced prior to maturity with debt instruments that have substantially different terms, the unamortized costs are charged to expense. In connection with refinancing the debt, in conjunction with the Transactions the Company wrote off $3,451,000 related to unamortized deferred financing costs associated with the Credit Agreement. Deferred financing costs included in the accompanying consolidated balance sheets at December 31, 2013 and 2012 were $59,375,000 and $57,322,000, net of accumulated amortization of $9,875,000 and $1,032,000, respectively. Amortization expense on deferred financing costs recognized and included in interest expense in the accompanying consolidated statements of operations, totaled $8,843,000 for the year ended December 31, 2013, $1,032,000 for the Successor Period ended December 31, 2012, $6,619,000 for the Predecessor Period ended November 16, 2012 and $7,709,000 for the year ended December 31, 2011.

Residual Income Plan—Prior to the Merger, the Company had a program that allowed sales representatives to elect to defer commission payments and for third-party sales channel partners to receive additional compensation based on the performance of the underlying contracts they created during the season. The Company calculated the present value of the expected future payments and recognized this amount in the period the commissions were earned. Subsequent accretion and adjustments to the estimated liability were recorded as interest and other expense, respectively. The Company monitored actual payments and customer attrition on a periodic basis and, when necessary, made adjustments to the liability. In connection with the Merger, the Company settled its obligation to the employee participants of this plan. The obligation related to commissions owed to third-party channel partners was not settled in connection with the Merger, and this program continued after the Merger. The amount included in accrued expenses and other current liabilities was $2,426,000 and $1,418,000 at December 31, 2013 and 2012, respectively, representing the present value of the estimated amounts owed to third-party sales channel partners.

Stock-Based Compensation—The Company measures compensation cost based on the grant-date fair value of the award and recognizes that cost over the requisite service period of the awards (See Note 13).

Advertising Expense—Advertising costs are expensed as incurred. Advertising costs were approximately $23,038,000 for the year ended December 31, 2013, $1,686,000 for the Successor Period ended December 31, 2012, $8,204,000 for the Predecessor Period ended November 16, 2012 and $8,505,000 for the year ended December 31, 2011.

Income Taxes—The Company accounts for income taxes based on the asset and liability method. Under the asset and liability method, deferred tax assets and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Valuation allowances are established when necessary to reduce deferred tax assets when it is determined that it is more likely than not that some portion of the deferred tax asset will not be realized.

The Company recognizes the effect of an uncertain income tax position on the income tax return at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The Company’s policy for recording interest and penalties is to record such items as a component of the provision for income taxes.

Liability—Contracts Sold—During 2007 and 2008, the Company received approximately $118,136,000 in proceeds from the sale of certain subscriber contracts to a third-party. Concurrently, the Company entered into an agreement with the buyer to continue providing monitoring and support services for the contracts that were sold. Following the initial one-year warranty period from the date of the sales, the Company had no obligation under the terms of the sales agreement to make any additional payments to the seller. In August 2012, the Company agreed to repurchase the contracts upon a change of control, as defined. As a result of this continuing involvement on the part of the Company in the servicing of the contracts, accounting guidance precluded gain recognition at the time of the sales. Accordingly, the Company recorded a liability for the proceeds received at the time of the sales and amortized the liability using the effective interest method over twelve years, the expected life of the subscriber contracts. The Company recorded the monthly fees from these contracts as monitoring revenue in the statements of operations. In connection with the Merger, these contracts were re-acquired and, as a result, the related liability was satisfied.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Concentrations of Credit Risk—Financial instruments that potentially subject the Company to concentration of credit risk consist principally of receivables and cash. At times during the year, the Company maintains cash balances in excess of insured limits. The Company is not dependent on any single customer or geographic location. The loss of a customer would not adversely impact the Company’s operating results or financial position.

Concentrations of Supply Risk—As of December 31, 2013, approximately 87% of the Company’s installed panels were 2GIG Go!Control panels. On April 1, 2013, the Company completed the 2GIG Sale. In connection with the 2GIG Sale, the Company entered into a five-year supply agreement with 2GIG, pursuant to which they will be the exclusive provider of the Company’s control panel requirements, subject to certain exceptions as provided in the supply agreement. The loss of 2GIG as a supplier could potentially impact the Company’s operating results or financial position.

Fair Value Measurement—Assets and liabilities subject to on-going fair value measurement are categorized and disclosed into one of three categories depending on observable or unobservable inputs employed in the measurement. These two types of inputs have created the following fair value hierarchy:

Level 1: Quoted prices in active markets that are accessible at the measurement date for assets and liabilities.

Level 2: Observable prices that are based on inputs not quoted in active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available.

This hierarchy requires the Company to minimize the use of unobservable inputs and to use observable market data, if available, when determining fair value. The Company recognizes transfers between levels of the hierarchy based on the fair values of the respective financial measurements at the end of the reporting period in which the transfer occurred. There were no transfers between levels of the fair value hierarchy during fiscal 2013 or 2012.

The carrying amounts of the Company’s accounts receivable, accounts payable and accrued and other liabilities approximate their fair values due to their short maturities.

Goodwill—The Company conducts a goodwill impairment analysis annually and as necessary if changes in facts and circumstances indicate that the fair value of the Company’s reporting units may be less than its carrying amount. When indicators of impairment do not exist and certain accounting criteria are met, the Company is able to evaluate goodwill impairment using a qualitative approach. When necessary, the Company’s quantitative goodwill impairment test consists of two steps. The first step requires that the Company compare the estimated fair value of its reporting units to the carrying value of the reporting unit’s net assets, including goodwill. If the fair value of the reporting unit is greater than the carrying value of its net assets, goodwill is not considered to be impaired and no further testing is required. If the fair value of the reporting unit is less than the carrying value of its net assets, the Company would be required to complete the second step of the test by analyzing the fair value of its goodwill. If the carrying value of the goodwill exceeds its fair value, an impairment charge is recorded (See Note 10).

Foreign Currency Translation and Other Comprehensive Income—The functional currencies of Vivint Canada, Inc. and Vivint New Zealand, Ltd. are the Canadian dollar and the New Zealand dollar, respectively. Accordingly, assets and liabilities are translated from their respective functional currencies into U.S. dollars at year-end rates and revenue and expenses are translated at the weighted-average exchange rates for the year. Adjustments resulting from this translation process are classified as other comprehensive income (loss) and shown as a separate component of equity.

Letters of Credit—At December 31, 2013 and 2012, respectively, the Company had $2,174,000 and $2,168,000 of unused letters of credit associated with workers compensation and a bond line for the Company’s corporate, sales and installation personnel.

New Accounting Pronouncement—In September 2011, the FASB issued authoritative guidance which amends the process of testing goodwill for impairment. The guidance permits an entity to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not (defined as having a likelihood of more than fifty percent) that the fair value of a reporting unit is less than its carrying amount. If an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, performing the traditional two-step goodwill impairment test is unnecessary. If an entity concludes otherwise, it would be required to perform the first step of the two-step goodwill impairment test. If the carrying amount of the reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test. However, an entity has the option to bypass the qualitative assessment in any period and proceed directly to step one of the impairment test. The guidance became effective for the Company in the fourth quarter of fiscal year 2013. The adoption of this guidance did not have a material impact on the Company’s financial position, results of operations or cash flows.

In July 2012, the FASB issued authoritative guidance which amends the process of testing indefinite-lived intangible assets for impairment. This guidance permits an entity to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not (defined as having a likelihood of more than fifty percent) that the indefinite-lived intangible asset is impaired. If an entity determines it is not more likely than not that the indefinite-lived intangible asset is impaired, the entity will have an option not to calculate the fair value of an indefinite-lived asset annually. The guidance became effective for the Company in the fourth quarter of fiscal year 2013. The adoption of this guidance did not have a material impact on the Company’s financial position, results of operations or cash flows.

In February 2013, the FASB issued authoritative guidance which expands the disclosure requirements for amounts reclassified out of accumulated other comprehensive income (“AOCI”). The guidance requires an entity to provide information about the amounts reclassified out of AOCI by component and present, either on the face of the income statement or in the notes to financial statements, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. This guidance does not change the current requirements for reporting net income or OCI in financial statements. The guidance is effective for the Company in the first quarter of fiscal year 2014. The adoption of this guidance is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

In July 2013, the FASB issued authoritative guidance which amends the guidance related to the presentation of unrecognized tax benefits and allows for the reduction of a deferred tax asset for a net operating loss carryforward whenever the net operating loss carryforward or tax credit carryforward would be available to reduce the additional taxable income or tax due if the tax position is disallowed. This guidance is effective for annual and interim periods for fiscal years beginning after December 15, 2013, and early adoption is permitted. The adoption of this guidance is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.